UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 19, 2003

Transcat, Inc. (Exact name of registrant as specified in charter)

Ohio	0-3905	16-0874418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Vantage Point Drive, Rochester, New York	14624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      585-352-7777

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibit 99.1 – Transcat, Inc. Press Release dated May 19, 2003

Item 9. Regulation FD Disclosure. (Information furnished under Item 12 - Results of Operations and Financial Condition)

Pursuant to Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the information contained in this Item 9 is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

     On May 19, 2003, Transcat, Inc. (the “Company”) issued a press release regarding its financial results for the fiscal year ended March 31, 2003. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: May 22, 2003	By: /s/ Carl E. Sassano Carl E. Sassano President and CEO

INDEX TO EXHIBITS

(99) Additional Exhibits

     Exhibit 99.1    Transcat, Inc. Press Release dated May 19, 2003